                                 STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350,
                          AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K for the year ended December 31, 2003 (the
Annual Report) of SCE Funding LLC (the "Company"), and pursuant to 18 U.S.C. Section 1350, as enacted by
Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies, to the best of his or her knowledge, that:

1.       The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities
              Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.       The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                              /s/ w. James Scilacci

                                                              ---------------------------------
                                                              W. James Scilacci
                                                              Chief Executive Officer
                                                              SCE Funding LLC

                                                              /s/ Mary C. Simpson

                                                              --------------------------------
                                                              Mary C. Simpson
                                                              Chief Financial Officer
                                                              SCE Funding LLC

     Date:  March 15, 2004

     This statement accompanies the Annual Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the
     Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

     A signed original of this written statement required by Section 906 has been provided to SCE Funding LLC and will be retained by SCE Funding LLC and furnished to the Securities and Exchange Commission or its staff upon request.